www.matw.com | Nasdaq: MATW First Quarter Fiscal 2021 Earnings Teleconference January 29, 2021 Joseph C. Bartolacci President and Chief Executive Officer Steven F. Nicola Chief Financial Officer

© 2021 Matthews International Corporation. All Rights Reserved. DISCLAIMER 2 Any forward-looking statements contained in this presentation are included pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks and uncertainties that may cause the Company’s actual results in future periods to be materially different from management’s expectations. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove correct. Factors that could cause the Company's results to differ materially from the results discussed in such forward- looking statements principally include changes in domestic or international economic conditions, changes in foreign currency exchange rates, changes in the cost of materials used in the manufacture of the Company's products, changes in mortality and cremation rates, changes in product demand or pricing as a result of consolidation in the industries in which the Company operates, changes in product demand or pricing as a result of domestic or international competitive pressures, ability to achieve cost-reduction objectives, unknown risks in connection with the Company's acquisitions, cybersecurity concerns, effectiveness of the Company's internal controls, compliance with domestic and foreign laws and regulations, technological factors beyond the Company's control, impact of pandemics or similar outbreaks, such as coronavirus disease 2019 ("COVID-19") or other disruptions to our industries, customers or supply chains, and other factors described in the Company’s Annual Report on Form 10-K and other periodic filings with the U.S. Securities and Exchange Commission (“SEC”). Included in this report are measures of financial performance that are not defined by generally accepted accounting principles in the United States (“GAAP”). The Company uses non-GAAP financial measures to assist in comparing its performance on a consistent basis for purposes of business decision-making by removing the impact of certain items that management believes do not directly reflect the Company’s core operations including acquisition costs, ERP integration costs, strategic initiative and other charges (which includes non-recurring charges related to operational initiatives and exit activities), stock-based compensation and the non-service portion of pension and postretirement expense. Management believes that presenting non-GAAP financial measures is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items that management believes do not directly reflect the Company’s core operations, (ii) permits investors to view performance using the same tools that management uses to budget, forecast, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provided herein, provides investors with an additional understanding of the factors and trends affecting the Company’s business that could not be obtained absent these disclosures. The Company believes that adjusted EBITDA provides relevant and useful information, which is used by the Company’s management in assessing the performance of its business. Adjusted EBITDA is defined by the Company as earnings before interest, income taxes, depreciation, amortization and certain non-cash and/or non-recurring items that do not contribute directly to management’s evaluation of its operating results. These items include stock- based compensation, the non-service portion of pension and postretirement expense, acquisition costs, ERP integration costs, and strategic initiatives and other charges. Adjusted EBITDA provides the Company with an understanding of earnings before the impact of investing and financing charges and income taxes, and the effects of certain acquisition and ERP integration costs, and items that do not reflect the ordinary earnings of the Company’s operations. This measure may be useful to an investor in evaluating operating performance. It is also useful as a financial measure for lenders and is used by the Company’s management to measure business performance. Adjusted EBITDA is not a measure of the Company's financial performance under GAAP and should not be considered as an alternative to net income or other performance measures derived in accordance with GAAP, or as an alternative to cash flow from operating activities as a measure of the Company's liquidity. The Company's definition of adjusted EBITDA may not be comparable to similarly titled measures used by other companies. The Company has also presented adjusted net income and adjusted earnings per share and believes each measure provides relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s management in assessing the performance of its business. Adjusted net income and adjusted earnings per share provides the Company with an understanding of the results from the primary operations of our business by excluding the effects of certain acquisition and system-integration costs, and items that do not reflect the ordinary earnings of our operations. These measures provide management with insight into the earning value for shareholders excluding certain costs, not related to the Company’s primary operations. Likewise, these measures may be useful to an investor in evaluating the underlying operating performance of the Company’s business overall, as well as performance trends, on a consistent basis. Lastly, the Company has presented net debt and believes that this measure provides relevant and useful information, which is widely used by analysts and investors as well as by our management. This measure provide management with insight on the indebtedness of the Company, net of cash and cash equivalents. This measure allows management, as well as analysts and investors, to assess the Company’s leverage.

FINANCIAL OVERVIEW

© 2021 Matthews International Corporation. All Rights Reserved. Q1 2021 SUMMARY * See supplemental slides for Adjusted EPS and Adjusted EBITDA reconciliations, and other important disclaimers regarding Matthews’ use of Non-GAAP measures Q1 GAAP and non-GAAP Comparison Sales • Memorialization sales growth • Continued COVID-19 impacts across the company GAAP EPS • Accelerated amortization of SGK segment discontinued trade names • Charges related to the Company's cost reduction programs and COVID-19 costs Adjusted EBITDA • Impact of higher consolidated sales • Realized savings from the Company's cost reduction program and lower travel-related expenses Adjusted EPS • Benefited from higher Adjusted EBITDA • Partially offset by higher income tax expense 4 Q1 2020 Q1 2021 Sales $ 364.9 $ 386.7 Gross Margin 31.7% 32.5 % Diluted LPS $ (0.34) $ (0.06) Non-GAAP Adjusted EPS* $ 0.47 $ 0.68 Net Loss Attributable to Matthews $ (10.5) $ (1.8) Adjusted EBITDA* $ 40.2 $ 54.8 ($ in millions except per-share amounts) Q1

MEMORIALIZATION

($ in millions)


Q1 Sales
$154.4
$183.3
Q1 FY2020
Q1 FY2021


Q1 Adjusted EBITDA & Margin*
$30.1
19.5%
$44.1
24.0%
Q1 FY2020
Q1 FY2021

Sales

- Significant increase in casket sales due to COVID-19 impacts
- Higher cremation equipment sales
- Mausoleum and cemetery memorial product sales also increased in the current quarter

Adjusted EBITDA

- Strong sales drove Adjusted EBITDA growth
- Benefits of productivity initiatives and lower travel-related expenses
- Partially offset by higher performance-based compensation expenses

** See supplemental slide for Adjusted EBITDA reconciliation and other important disclaimers regarding Matthews' use of Non-GAAP measures*

Matthews INTERNATIONAL
© 2021 Matthews International Corporation. All Rights Reserved.
5

© 2021 Matthews International Corporation. All Rights Reserved. SGK BRAND SOLUTIONS Sales • Higher sales in the U.S. and European brand packaging businesses • Lower merchandising and retail-based sales • Lower sales of cylinders, surfaces and engineered products • Continued to experience unfavorable commercial impacts from COVID-19 • Favorable currency impact of $3.3 million for the current quarter Adjusted EBITDA • Favorable impact of realized savings from the Company's cost reduction programs • Benefits from lower travel-related expenses ($ in millions) * See supplemental slide for Adjusted EBITDA reconciliation and other important disclaimers regarding Matthews’ use of Non-GAAP measures 6 15.4% 12.9% $174.9 $168.1 Q1 FY2020 Q1 FY2021 $18.7 $21.3 Q1 FY2020 Q1 FY2021 12.7%10.7% Q1 Sales Q1 Adjusted EBITDA & Margin*

© 2021 Matthews International Corporation. All Rights Reserved. INDUSTRIAL TECHNOLOGIES * See supplemental slide for Adjusted EBITDA reconciliation and other important disclaimers regarding Matthews’ use of Non-GAAP measures 7 15.5% 12.4% 15.6%10.3% Sales • Warehouse automation sales impacted by COVID-19 and related customer delays • Strong warehouse automation order rates Adjusted EBITDA • Impact of lower warehouse automation sales • Partially offset by the benefits of the Company's cost reduction program and lower travel-related expenses ($ in millions) $35.7 $35.2 Q1 FY2020 Q1 FY2021 $4.3 $3.5 Q1 FY2020 Q1 FY2021 12.1% 9.9% Q1 Sales Q1 Adjusted EBITDA & Margin*

© 2021 Matthews International Corporation. All Rights Reserved. • Strong operating results and working capital management generated significant increase in Q1 operating cash flow • Continued debt reduction of nearly $10 million for the first quarter • Calendar 2020 total debt reduction of $142.3 million • Net leverage ratio reduced to 3.6 as of December 31, 2020 • Quarterly dividend of $0.215/share, payable 2/22/2021 CAPITALIZATION AND CASH FLOWS 8 * See supplemental slide for Net Debt reconciliation and other important disclaimers regarding Matthews’ use of Non-GAAP measures Note: Dark gray shades on the left represent Total Debt. Total Debt and Net Debt* $834.5 $824.6$793.2 $783.5 09/30/20 12/31/20 ($ in millions) Cash $41.3 $41.2 9/30/20 12/31/20 Operating Cash Flow $5.4 $35.3 YTD FY2020 YTD FY2021

BUSINESS OVERVIEW

© 2021 Matthews International Corporation. All Rights Reserved. 10 BUSINESS UPDATE SGK BRAND SOLUTIONS MEMORIALIZATION INDUSTRIAL TECHNOLOGIES • Casket unit sales growth • Higher cremation equipment sales • Deferred cemetery products orders due to COVID-19 • Strong core brand packaging in North America and Europe regions • Global retail-related businesses slower primarily due to COVID-19 • Increased energy storage orders • Strong warehouse automation orders; deferrals continue due to COVID-19 • New product on track to launch later in 2021

© 2021 Matthews International Corporation. All Rights Reserved. Key Drivers • Continued challenges and uncertainty in current COVID-19 economic environment • Orders continue to build in warehouse and energy storage • Continued focus on the Company's cost reduction programs • Focus on operating cash flow generation OUTLOOK FOR FISCAL 2021 11

SUPPLEMENTAL INFORMATION

© 2021 Matthews International Corporation. All Rights Reserved. 13 Included in this report are measures of financial performance that are not defined by generally accepted accounting principles in the United States (“GAAP”). The Company uses non-GAAP financial measures to assist in comparing its performance on a consistent basis for purposes of business decision-making by removing the impact of certain items that management believes do not directly reflect the Company’s core operations including acquisition costs, ERP integration costs, strategic initiative and other charges (which includes non-recurring charges related to operational initiatives and exit activities), stock-based compensation and the non-service portion of pension and postretirement expense. Management believes that presenting non-GAAP financial measures is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items that management believes do not directly reflect the Company’s core operations, (ii) permits investors to view performance using the same tools that management uses to budget, forecast, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provided herein, provides investors with an additional understanding of the factors and trends affecting the Company’s business that could not be obtained absent these disclosures. RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

ADJUSTED EBITDA

NON-GAAP RECONCILIATION (Unaudited) (In thousands)

	Three Months Ended December 31, 2020	Three Months Ended December 31, 2019
Net loss	$ (1,992)	$ (10,306)
Income tax provision (benefit)	3,980	(5,397)
Income (loss) before income taxes	1,988	(15,703)
Net loss (income) attributable to noncontrolling interests	234	(160)
Interest expense	7,728	9,240
Depreciation and amortization *	27,351	28,933
Acquisition costs (1)**	342	1,479
ERP integration costs (2)**	143	665
Strategic initiatives and other charges: (3)**		
Workforce reductions and related costs	7,026	2,262
Other cost reduction initiatives	3,681	8,458
Non-recurring / incremental coronavirus disease 2019 ("COVID-19") costs (4)	1,124	—
Joint Venture depreciation, amortization, interest expense and other charges (5)	—	797
Stock-based compensation	3,246	2,031
Non-service pension and postretirement expense (6)	1,900	2,228
Total Adjusted EBITDA	$ 54,763	$ 40,230
Adjusted EBITDA margin	*14.2 %*	*11.0 %*

(1) Includes certain non-recurring costs associated with recent acquisition activities.

(2) Represents costs associated with global ERP system integration efforts.

(3) Includes certain non-recurring costs associated with productivity and cost-reduction initiatives intended to result in improved operating performance, profitability and working capital levels.

(4) Includes certain non-recurring direct incremental costs (such as costs for purchases of computer peripherals and devices to facilitate working-from-home, additional personal protective equipment and cleaning supplies and services, etc.) incurred in response to COVID-19. This amount does not include the impact of any lost sales or underutilization due to COVID-19.

(5) Represents the Company's portion of depreciation, intangible amortization, interest expense, and other non-recurring charges incurred by non-consolidated subsidiaries accounted for as equity-method investments within the Memorialization segment.

(6) Non-service pension and postretirement expense includes interest cost, expected return on plan assets and amortization of actuarial gains and losses. These benefit cost components are excluded from adjusted EBITDA since they are primarily influenced by external market conditions that impact investment returns and interest (discount) rates. The service cost and prior service cost components of pension and postretirement expense are included in the calculation of adjusted EBITDA, since they are considered to be a better reflection of the ongoing service-related costs of providing these benefits. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.

** Depreciation and amortization was $19,147 and $21,656 for the SGK Brand Solutions segment, $5,469 and $4,636 for the Memorialization segment, $1,441 and $1,442 for the Industrial Technologies segment, and $1,294 and $1,199 for Corporate and Non-Operating, for the three months ended December 31, 2020 and 2019, respectively.*

*** Acquisition costs, ERP integration costs, and strategic initiatives and other charges were $7,355 and $3,446 for the SGK Brand Solutions segment, $1,130 and $328 for the Memorialization segment, and $2,707 and $9,090 for Corporate and Non-Operating, for the three months ended December 31, 2020 and 2019, respectively.*

** See Disclaimer (page 2) for Management's assessment of supplemental information related to adjusted EBITDA.*

Matthews INTERNATIONAL

© 2021 Matthews International Corporation. All Rights Reserved.

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ADJUSTED NET INCOME AND EARNINGS PER SHARE

NON-GAAP RECONCILIATION (Unaudited) (In thousands, except per share data)

	Three Months Ended December 31,			
	2020		2019	
		per share		per share
Net loss attributable to Matthews	$ (1,758)	$ (0.06)	$ (10,466)	$ (0.34)
Acquisition costs (1)	253	0.01	1,109	0.04
ERP integration costs (2)	106	—	499	0.02
Strategic initiatives and other charges: (3)				
Workforce reductions and related costs	6,735	0.21	1,696	0.05
Other cost reduction initiatives	2,750	0.09	6,344	0.21
Non-recurring / incremental COVID-19 costs (4)	873	0.03	—	—
Joint Venture amortization and other charges (5)	—	—	205	0.01
Non-service pension and postretirement expense (6)	1,406	0.04	1,671	0.05
Amortization	11,263	0.36	13,457	0.43
Adjusted net income	$ 21,628	$ 0.68	$ 14,515	$ 0.47

Note: Adjustments to net income for non-GAAP reconciling items were calculated using an income tax rate of 20.6% for the three December 31, 2020, and 25% for the three months ended December 31, 2019.

(1) Includes certain non-recurring costs associated with recent acquisition activities.

(2) Represents costs associated with global ERP system integration efforts.

(3) Includes certain non-recurring costs associated with productivity and cost-reduction initiatives intended to result in improved operating performance, profitability and working capital levels.

(4) Includes certain non-recurring direct incremental costs (such as costs for purchases of computer peripherals and devices to facilitate working-from-home, additional personal protective equipment and cleaning supplies and services, etc.) incurred in response to COVID-19. This amount does not include the impact of any lost sales or underutilization due to COVID-19.

(5) Represents the Company's portion of intangible amortization and other non-recurring charges incurred by non-consolidated subsidiaries accounted for as equity-method investments within the Memorialization segment.

(6) The non-GAAP adjustment to pension and postretirement expense represents the add-back of the non-service related components of these costs. Non-service related components include interest cost, expected return on plan assets and amortization of actuarial gains and losses. The service cost and prior service cost components of pension and postretirement expense are considered to be a better reflection of the ongoing service-related costs of providing these benefits. The other components of GAAP pension and postretirement expense are primarily influenced by general market conditions impacting investment returns and interest (discount) rates. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.

** See Disclaimer (page 2) for Management's assessment of supplemental information related to adjusted net income and adjusted EPS.*

Matthews INTERNATIONAL
© 2021 Matthews International Corporation. All Rights Reserved.
15

© 2021 Matthews International Corporation. All Rights Reserved. * See Disclaimer (page 2) for Management’s assessment of supplemental information related to net debt. 16 December 31, 2020 September 30, 2020 Long-term debt, current maturities $ 26,826 $ 26,824 Long-term debt 797,805 807,710 Total debt 824,631 834,534 Less: Cash and cash equivalents (41,175) (41,334) Net Debt $ 783,456 $ 793,200 NET DEBT NON-GAAP RECONCILIATION (Unaudited) (In thousands)